UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Amgen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Amgen Stockholder:

Our records show that proxy materials were previously sent to you for the Amgen Inc. 2011 Annual Meeting of Stockholders to be held on May 20, 2011. According to our latest records, your proxy vote for our 2011 Annual Meeting of Stockholders has not yet been received. YOUR VOTE IS IMPORTANT.

For your convenience, we are sending you a proxy card. The proxy materials are available at www.amstock.com/ProxyServices/Amgen. Please understand that you can vote your shares by using any of the following methods. We urge you to vote your shares promptly.

Available 24 Hours – 7 Days a Week!

Vote online or by phone until 11:59PM Eastern Time on May 19, 2011.

VOTE BY TELEPHONE	VOTE BY INTERNET	VOTE BY MAIL

Using a touch-tone telephone, call the toll-free number which appears on your enclosed proxy card.	Go to the website: WWW.VOTEPROXY.COM	Mark, sign and date your proxy card and return in the postage-paid envelope.
Just follow these three easy steps:	Just follow these three easy steps:	Just follow these three easy steps:

1.   Read the Amgen Inc. Proxy Statement and the enclosed proxy card.

2.   Call the toll-free number
1-800-PROXIES (1-800-776-9437).

3.   Please have your proxy card in hand and follow the simple instructions.

1. Read the Amgen Inc. Proxy Statement and the enclosed proxy card. 2. Go to the website www.voteproxy.com. 3. Please have your proxy card in hand and follow the simple instructions.

1.   Read the Amgen Inc. Proxy Statement and the enclosed proxy card.

2.   Mark, sign and date your proxy card.

3.   Return the proxy card in the postage-paid envelope we have provided or return to Operations Center, American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219-9821.

If you vote by telephone or Internet, do not return your proxy card.

If you have already voted, you do not need to vote again.

Thank you for your vote!

SAMPLE

ANNUAL MEETING OF STOCKHOLDERS OF

AMGEN INC.

May 20, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

If you wish to attend the annual meeting, please log on to http://www.seeuthere.com/AnnualMeeting2011 to register.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 20, 2011:
The notice of meeting, proxy statement, proxy card and annual report to shareholders are available at http://www.amstock.com/ProxyServices/Amgen.

Please detach along perforated line and mail in the envelope provided IF you are not voting by telephone or the Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends a vote "FOR" each of items #1, #2 and #3.

1. **To elect twelve directors to the Board of Directors of Amgen Inc. for a term of office expiring at the 2012 annual meeting of stockholders. The nominees for election to the Board are:**

	FOR	AGAINST	ABSTAIN
Dr. David Baltimore	☐	☐	☐
Mr. Frank J. Biondi, Jr.	☐	☐	☐
Mr. François de Carbonnel	☐	☐	☐
Dr. Vance D. Coffman	☐	☐	☐
Dr. Rebecca M. Henderson	☐	☐	☐
Mr. Frank C. Herringer	☐	☐	☐
Dr. Gilbert S. Omenn	☐	☐	☐
Ms. Judith C. Pelham	☐	☐	☐
Adm. J. Paul Reason, USN (Retired)	☐	☐	☐
Mr. Leonard D. Schaeffer	☐	☐	☐
Mr. Kevin W. Sharer	☐	☐	☐
Dr. Ronald D. Sugar	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of Ernst & Young LLP as our independent registered public accountants for the year ending December 31, 2011.	☐	☐	☐
3. To approve the advisory vote on executive compensation.	☐	☐	☐

The Board of Directors recommends a vote for "ONE YEAR" on Item #4.

	1 year	2 years	3 years	ABSTAIN
4. To set the frequency of future advisory votes approving executive compensation every one year, two years or three years.	☐	☐	☐	☐

The Board of Directors recommends a vote "AGAINST" Stockholder Proposal #1 in Item #5.

5. STOCKHOLDER PROPOSAL:

	FOR	AGAINST	ABSTAIN
Stockholder Proposal #1 (Shareholder Action by Written Consent)	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney-in-fact, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

This Proxy Card will be voted as specified or, if no choice is specified, will be voted FOR the election of the named nominees, FOR ratification of the selection of Ernst & Young LLP, FOR the approval of the advisory vote on executive compensation, for ONE YEAR on the frequency of future advisory votes on executive compensation and AGAINST Stockholder Proposal #1.

As of the date hereof, the undersigned hereby acknowledges receipt of the 2011 Proxy Statement and accompanying Notice of 2011 Annual Meeting of Stockholders to be held on May 20, 2011 and the Company’s Annual Report on Form 10-K (without exhibits) and Annual Report to Stockholders, both for the fiscal year ended December 31, 2010.

In their discretion, the Proxy Holders (as defined below) are authorized to vote upon such other matters as may properly come before the 2011 Annual Meeting of Stockholders and at any continuation, postponement or adjournment thereof. The Board of Directors, at present, knows of no other business to be presented at the 2011 Annual Meeting of Stockholders.

By signing this proxy you revoke all prior proxies. This proxy will be governed by the laws of the State of Delaware and federal securities laws.

AMGEN INC.

ONE AMGEN CENTER DRIVE, THOUSAND OAKS, CA 91320-1799

PROXY SOLICITED BY BOARD OF DIRECTORS

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2011

Kevin W. Sharer, Robert A. Bradway, Jonathan M. Peacock and David J. Scott (the “Proxy Holders”), or any of them, each with the power of substitution, hereby are authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the shares of Amgen Inc. Common Stock of the undersigned at the 2011 Annual Meeting of Stockholders of Amgen Inc., to be held on Friday, May 20, 2011, at 11:00 A.M., local time, at The Fairmont Olympic Hotel, 411 University Street, Seattle, Washington 98101, and at any continuation, postponement or adjournment of that meeting, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other business that may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

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